UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

CANNABIS BIOSCIENCE INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Colorado	333-146758	84-4901299
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

6201 Bonhomme Road, Suite 435N
Houston, TX		77036
(Address of principal executive offices)		(ZIP Code)

(214) 733-0868
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The Registrant and John Jones have entered into a Stock Purchase Agreement, dated as of December 27, 2024, under which Mr. Jones purchased 250,000,000 shares of the Registrant for the purchase price of $75,000 or $0.0003 per share. Because Mr. Jones is a director of the Registrant, said agreement was a “conflicting interest transaction under Section 7-108-501 of the Colorado Revised Statutes. At a special meeting of the Registrant’s board of directors held on December 27, 2024, the board of directors authorized said agreement, after disclosure of Mr. Jones’ interest therein, by a majority of the disinterested directors.

In addition to customary provisions, said agreement contains a covenant under which the Registrant is required to repurchase the shares, upon demand by Mr. Jones, in the event that their market value is not $93,750 on December 31, 2025. The Company’s obligation to perform this covenant shall terminate. In the event that the Average Closing Price (as defined) shall on any day exceed $0.000375 per share. In the event of such demand, the Company may, at its sole option, in lieu of complying with the said covenant, pay to Mr. Jones the difference between (i) $93,750 and (ii) 250,000,000 multiplied by the Average Closing Price (as defined) as of December 31, 2025 (the “Demand Average Closing Price”) (i) in cash, (ii) by the issuance to Mr. Jones of a number of shares of Common Stock determined by dividing such difference by the Demand Average Closing Price or (iii) a combination of (i) and (ii).

The foregoing description of said agreement is a summary of its provisions and is qualified in its entirety by reference thereto, a copy of which is filed as Exhibit 10.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Stock Purchase Agreement, dated as of December 27, 2024, by and between the Registrant and John Jones.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS BIOSCIENCE INTERNATIONAL HOLDINGS, INC.

By: /s/ Dante Picazo

Dante Picazo

Chief Executive Officer

Dated: January 22, 2025

3